UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 18, 2011
SEALED AIR CORPORATION
(Exact Name of Registrant as Specified in its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	1-12139 (Commission File Number)	65-0654331 (IRS Employer Identification No.)

200 Riverfront Boulevard Elmwood Park, New Jersey (Address of Principal Executive Offices)	07407 (Zip Code)
Registrant’s telephone number, including area code: 201-791-7600
Not Applicable
(Former Name or Former Address, If Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders.
     On May 18, 2011, Sealed Air Corporation held its annual meeting of stockholders. The holders of a total of 145,852,926 shares of our common stock were present in person or by proxy at the annual meeting, representing approximately 91.16% of the voting power entitled to vote at the annual meeting. Each share of common stock was entitled to one vote on each matter before the meeting. The matters considered and voted on by the stockholders at the annual meeting and the vote of the stockholders were as follows:
1. The stockholders elected the entire board of directors, each of whom holds office until a successor is elected and qualified or until his or her earlier resignation or removal, by the following votes:

	Nominee	For	Against	Abstain
1.	Hank Brown	135,334,593	2,323,751	145,431

2.	Michael Chu	135,127,257	1,535,659	1,140,859

3.	Lawrence R. Codey	135,702,622	1,955,623	145,530

4.	Patrick Duff	136,825,593	841,105	137,077

5.	T. J. Dermot Dunphy	134,452,787	3,179,470	171,518

6.	William V. Hickey	134,878,000	2,756,852	168,923

7.	Jacqueline B. Kosecoff	135,504,870	2,150,062	148,843

8.	Kenneth P. Manning	117,833,801	19,804,169	165,805

9.	William J. Marino	129,528,603	8,113,009	162,163
2. The stockholders approved, on a non-binding advisory basis, the executive compensation as disclosed in the proxy statement by the following vote:

	For	Against	Abstain
Approval of Executive Compensation	135,661,001	1,742,042	400,750
3. The stockholders approved, on a non-binding advisory basis, an annual vote on advisory vote of stockholders on executive compensation by the following vote:

	One Year	Two Year	Three Year	Abstain
Frequency of Vote on Executive Compensation	122,918,183	226,602	14,309,514	349,790
4. The stockholders approved the amendment to the 2005 Contingent Stock Plan of Sealed Air Corporation to increase the number of shares of common stock reserved for issuance under the Plan from 8,000,000 shares to 12,000,000 by the following vote:

	For	Against	Abstain
Amendment to the 2005 Contingent Stock Plan of Sealed Air Corporation	123,969,183	13,436,802	397,790
5. The stockholders approved the amendment to the Sealed Air Corporation 2002 Stock Plan for Non-Employee Directors to increase the number of shares of common stock reserved for issuance under the Plan from 200,000 shares to 400,000 shares by the following vote:

	For	Against	Abstain
Amendment to the Sealed Air Corporation 2002 Stock Plan for Non-Employee Directors	135,112,996	2,357,166	333,613
6. The stockholders ratified the appointment of KPMG LLP as our independent auditor for the fiscal year ending December 31, 2011 by the following vote:

	For	Against	Abstain
Ratification of Appointment of KPMG	144,249,202	1,478,450	125,274

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

SEALED AIR CORPORATION
	By:	/s/ H. Katherine White
		Name:	H. Katherine White
Dated: May 20, 2011		Title:	Vice President, General Counsel and Secretary

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